Exhibit 10.30

                               SUBLEASE AGREEMENT
                                       for
                                  The Premises

This Agreement is made and entered into by and between:

Novo Nordisk A/S, a corporation duly organized and existing under the laws of Denmark and having its address at Novo Alle, DK-2800 Bagsvaerd, Denmark (hereinafter referred to as "Novo Nordisk")

and

HemaPharm Inc., a corporation duly organized and existing under the laws of Denmark and having its address at 140 Locke Drive, Marlborough, MA 01752, USA (hereinafter referred to as "HemaPharm").

Novo Nordisk and HemaPharm shall hereafter collectively sometimes be referred to as the Parties.


                                   WITNESSETH:

WHEREAS Novo Nordisk is the lessee of the Premises (as defined in the Asset Purchase Agreement entered into on May 2, 1996 and hereafter referred to as the "Asset Purchase Agreement") pursuant to the Lease Agreement (attached hereto as Exhibit A) between it and I/S Sauntesvej 11-13 (hereinafter referred to as "Lessor"); and

WHEREAS Novo Nordisk has a right to sublease the Premises under said Lease Agreement; and

WHEREAS HemaPharm desires to sublease the Premises on the terms and conditions set forth in this Agreement.


NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, both Parties agree as follows:


1        ASSUMPTION OF OBLIGATIONS

HemaPharm shall assume all of Novo Nordisk's rights, obligations and responsibilities under the Lease Agreement, except that Novo Nordisk shall remain responsible for making monthly rent payments to the Lessor in the amount agreed with the Lessor.

2        SUBLEASE PAYMENTS

HemaPharm shall, on the first day of each calendar month, pay to Novo Nordisk Danish Kroner 154.167,00, plus applicable VAT, as rent payment under this Agreement.

Rent payments under this Agreement shall be increased on the first day of each calendar year in proportion to the relative increase of the "Nettoprisindex" for the preceding calendar year, except that such increase shall be no less than three percent (3%) and no more than four percent (4%).


3        SECURITY DEPOSIT

HemaPharm shall as a security deposit, upon execution of this Agreement, pay to Novo Nordisk an amount of DKK 770.835,00 equivalent to four (4) months' rent.


4        TERM AND TERMINATION

This Agreement shall become effective on March 1, 1996, and shall remain in full force and effect until July 1, 2009, the expiration date of the Lease Agreement.

HemaPharm shall, however, have the right in the event of a Business Shut Down as defined in the Asset Purchase Agreement, as defined in Section 1.3 (b) of said agreement to terminate this Agreement until March 31, 1998, without notice.


5        DUTY TO RESTORE

Except in the event of Business Shut Down as described in Section 4 HemaPharm shall pay the costs of restoring the Premises provided that such duty to restore the Premises exists.


6        INDEMNIFICATION

HemaPharm Inc. shall indemnify Novo Nordisk against any and all Damages (as defined in the Asset Purchase Agreement) arising from either HemaPharm's actions under this Agreement and/or its use (including but not limited to new installations of fixtures and other leasehold improvements) of the Premises, unless such Damages are the result of Novo Nordisk's negligence or wilful misconduct.

7        NEGOTIATION OF A NEW LEASE AGREEMENT

Novo Nordisk and HemaPharm shall at HemaPharm's request use commercially reasonable efforts to assist HemaPharm in the negotiation of a new lease agreement between the Lessor and HemaPharm, said new lease agreement to take effect as soon as practicable following March 31, 1998.


8        ASSIGNMENT

This Agreement may not be transferred or assigned to a third party without the other Party's written consent. Notwithstanding the above this Agreement shall be assignable to each Party's Affiliates as defined in the Asset Purchase Agreement.


9        COUNTERPARTS

This Agreement shall be executed in two (2) counterparts, each one of which shall be deemed to be the original.


10       CHOICE OF LAW

This Agreement shall be construed and interpreted pursuant to the laws of Denmark.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date written below.


Date:  1996-05-02                          Date:  1996-5-2
Novo Nordisk A/S                           HemaPharm A/S

                                           /s/ Karsten Liljegren
/s/ Ulrik Spork
------------------------                   -----------------------------
By: Ulrik Spork                            By:  Power of Attorney
                                                Karsten Liljegren
                                                Advokat
                                                Bredgade 38
                                                1260 Kobenhavn K
                                                Tlf. 33 47 88 00

                                           Date:  1996-5-2
                                           HemaSure, Inc.

                                           /s/ Karsten Liljegren
                                           -----------------------------
                                           By:  Power of Attorney
                                                Karsten Liljegren
                                                Advokat
                                                Bredgade 38
                                                1260 Kobenhavn K
                                                Tlf. 33 47 88 00


                                           Date:  1996-5-2
                                           HemaPharm, Inc.

                                           /s/ Karsten Liljegren
                                           -----------------------------
                                           By:  Power of Attorney
                                                Karsten Liljegren
                                                Advokat
                                                Bredgade 38
                                                1260 Kobenhavn K
                                                Tlf. 33 47 88 00

                                                                               5
                                   JONAS BRUUN
                                    LAW FIRM



HENNING AASMULOLSEN
ATTORNEY-AT-LAW
BREDGADE 35
DK-1260 COPENHAGEN K





                                    ANNEX TO
                               SUBLEASE AGREEMENT
                                       for
                                  The Premises


of May 2, 1996 by and between Novo Nordisk A/S, Novo Alle, 2880 Bagsvaerd, Denmark and HemaPharm Inc., 140 Locke Drive, Marlborough, MA 01752, U.S.A.

All rights and obligations of HemaPharm according to this Sublease Agreement is hereby transferred to HemaSure A/S, Sauntesvej 13, 2820 Gentofte with effect as of March 1, 1996, cf. Section 6, second sentence of this Sublease Agreement.


Date:                                  Date:


Novo Nordisk A/S                       HemaPharm Inc.

/s/ Kurt A. Nielsen /s/ Jesper Oveson  /s/ Steven H. Rouhandeh
------------------- -----------------  -----------------------
Deputy CEO          Vice President of     President
                    Corporate Finance

                                       Date:


                                       HemaSure A/S


                                      /s/ Steven H. Rouhandeh  Svenn Poulsen
                                      -----------------------  ---------------
                                        Director               Managing Director